UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Penn Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 11, 2019, The Madison Square Garden Company (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders (the “2019 Meeting”) filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2019, as supplemented by the supplement to the proxy statement for the 2019 Meeting filed with the SEC on December 4, 2019. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the five directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Matthew C. Blank	14,232,663	334,046	1,345,409
Joseph J. Lhota	13,964,877	601,832	1,345,409
Richard D. Parsons	13,961,107	605,602	1,345,409
Nelson Peltz	13,599,962	966,747	1,345,409
Frederic V. Salerno	14,132,169	434,540	1,345,409

The Company’s Class B stockholders elected the eleven directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
James L. Dolan	45,295,170	0	0
Charles F. Dolan	45,295,170	0	0
Charles P. Dolan	45,295,170	0	0
Kristin A. Dolan	45,295,170	0	0
Marianne Dolan Weber	45,295,170	0	0
Paul J. Dolan	45,295,170	0	0
Ryan Dolan	45,295,170	0	0
Thomas C. Dolan	45,295,170	0	0
Alan D. Schwartz	45,295,170	0	0
Brian G. Sweeney	45,295,170	0	0
Vincent Tese	45,295,170	0	0

2.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of the Company’s independent registered public accounting firm for the 2020 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
60,977,642	216,865	12,781	0

3.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
53,732,280	5,614,691	514,908	1,345,409

The foregoing non-binding, advisory vote on Proposal 3 included the affirmative vote of a majority of the shares of the Company’s Class A common stock that were voted on the matter and a majority of the Company’s shares of Class B common stock that were voted on the matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MADISON SQUARE GARDEN COMPANY (Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Senior Vice President, Associate General Counsel and Secretary

Dated: December 11, 2019